Exhibit 10.2

Execution Version

Second Amendment to

Amended and Restated Credit Agreement

dated as of September 25, 2026

among

WhiteHawk Minerals Corp.

(formerly known as WhiteHawk Income Corporation)

as Parent,

WhiteHawk Income Operating Partnership L.P.

as Borrower,

Capital One, National Association,

as Administrative Agent and
Issuing Bank

and

The Lenders Party Hereto

_________________________

Capital One, National Association,

as Joint Lead Arranger and Sole Bookrunner

U.S. Bank National Association,

as Joint Lead Arranger

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of September 25, 2026, is among WhiteHawk Income Operating Partnership L.P., a Delaware limited partnership (the “Borrower”); WhiteHawk Minerals Corp. (formerly known as WhiteHawk Income Corporation), a Delaware corporation (the “Parent”); WhiteHawk Income OP GP LLC, a Delaware limited liability company, in its capacity as the general partner of the Borrower (the “General Partner”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); the Lenders party hereto; and Capital One, National Association, as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the Issuing Bank.

R E C I T A L S

A. The Borrower, the Parent, the General Partner, the Administrative Agent, as administrative agent, the Issuing Bank, and the lenders party thereto are parties to that certain Amended and Restated Credit Agreement dated as of May 25, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B. The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Second Amendment.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.
Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement. In addition, as used in this Second Amendment, each of the following terms shall have the meaning set forth below:

“Second Amendment Acquisition” means the acquisition by the Borrower or its Restricted Subsidiaries of the Second Amendment Acquisition Properties pursuant to the terms and conditions of the Second Amendment Acquisition Documents.

“Second Amendment Reserve Report” means the reserve report dated as of August 26, 2026 and prepared by Ryder Scott Company, L.P. with respect to the Second Amendment Acquisition Properties.

“Second Amendment Acquisition Documents” means (a) that certain Purchase and Sale Agreement, by and among Three Rivers Royalty II, LLC and Cypress Mineral Partners, LLC, as sellers, and WhiteHawk Income Marcellus LLC and WhiteHawk Income Haynesville LLC, as buyers, dated August 12, 2026, as amended, restated, supplemented or otherwise modified from time to time; and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Second Amendment Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by the Borrower or its Restricted Subsidiaries pursuant to the Second Amendment Acquisition Documents.

Section 2.
Amendments to Credit Agreement.
2.1
Amendments to Section 1.02.
(a)
Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Aggregate Elected Commitment Amounts” means, at any time, an amount equal to the sum of the Elected Commitments of the Lenders, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Second Amendment Effective Date, the Aggregate Elected Commitment Amounts is $175,000,000.

“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment and the Second Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or otherwise modified.

(b)
The following definitions are hereby added where alphabetically appropriate to read as follows:

“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of September 25, 2026, among the Borrower, the Parent, the General Partner, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Second Amendment Acquisition” means the acquisition by the Borrower or its Restricted Subsidiaries of the Second Amendment Acquisition Properties pursuant to the terms and conditions of the Second Amendment Acquisition Documents.

“Second Amendment Acquisition Documents” means (a) that certain Purchase and Sale Agreement, by and among Three Rivers Royalty II, LLC and Cypress Mineral Partners, LLC, as sellers, and WhiteHawk Income Marcellus LLC and WhiteHawk Income Haynesville LLC, as buyers, dated August 12, 2026, as amended, restated, supplemented or otherwise modified from time to time; and (b)

all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Second Amendment Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by the Borrower or its Restricted Subsidiaries pursuant to the Second Amendment Acquisition Documents.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

(c)
The defined term “Transactions” is hereby amended by replacing the phrase “(g) the Existing Notes Prepayment, and (h) the payment of Transaction Expenses” contained therein with “(g) the Existing Notes Prepayment, (h) the consummation of the Second Amendment Acquisition on the Second Amendment Effective Date, and (i) the payment of Transaction Expenses.”
2.2
Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety to read as follows:

(a) Second Amendment Borrowing Base. For the period from (and including) the Second Amendment Effective Date to (but excluding) the next Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be $175,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments in between Scheduled Redeterminations from time to time pursuant to Section 2.07(e), Section 2.07(f) or Section 8.12(c). For the avoidance of doubt, the redetermination of the Borrowing Base on the Second Amendment Effective Date shall constitute the October 15, 2026 Scheduled Redetermination.

2.3
Amendment to Section 12.09(b). Section 12.09(b) is hereby amended and restated in its entirety to read as follows:

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS (AND THE BORROWER SHALL CAUSE EACH CREDIT PARTY TO SUBMIT) FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK IN EACH CASE, LOCATED IN THE BOROUGH OF MANHATTAN, AND APPELLATE COURTS FROM ANY THEREOF; PROVIDED THAT NOTHING CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENT WILL PREVENT ANY LENDER, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT FROM BRINGING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE SECURITY

INSTRUMENTS OR AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY CREDIT PARTY IN ANY OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

Section 3.
Aggregate Elected Commitment Amounts Increase; Assignment and Assumption.
3.1
As used in this Second Amendment, (a) the term “Existing Lenders” means the collective reference to Capital One, National Association, U.S. Bank National Association, Flagstar Bank, N.A., JPMorgan Chase Bank, N.A., and Truist Bank; (b) the term “New Lender” means East West Bank; and (c) the term “New and Continuing Lenders” means the collective reference to each Existing Lender and the New Lender.
3.2
Effective as of the Second Amendment Effective Date, (a) each Existing Lender hereby agrees to increase its Elected Commitment to the Elected Commitment specified for such Existing Lender on the Amended and Restated Annex I (as defined below); and (b) the New Lender’s Elected Commitment shall be the Elected Commitment specified for the New Lender on the Amended and Restated Annex I (the increases to the Elected Commitments referred to in the foregoing clause (a) and the Elected Commitment of the New Lender referred to in the foregoing clause (b), collectively, the “Aggregate Elected Commitment Amounts Increase”).
3.3
Effective as of the Second Amendment Effective Date, immediately prior to giving effect to the amendments contained in Section 2 of this Second Amendment, but after giving effect to the Aggregate Elected Commitment Amounts Increase: (a) each Existing Lender has, in consultation with the Borrower, agreed to (i) reallocate its respective Commitment and (ii) allow the New Lender to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Commitments; and (b) for an agreed consideration, each Existing Lender (each, an “Assignor”) hereby irrevocably sells and assigns to each New and Continuing Lender (each, an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from such Assignor, subject to and in accordance with the Standard Terms and Conditions (as set forth in Annex 1 to Exhibit H) and the Credit Agreement, as of the Second Amendment Effective Date, immediately prior to giving effect to the amendments contained in Section 2 of this Second Amendment, (i) all of such Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and the other Loan Documents and any other documents or instruments delivered pursuant thereto, in each case, to the extent related to an amount and percentage interest of all of such outstanding rights and obligations of such Assignor under the Credit Agreement, to the extent necessary so that, after giving effect thereto, each New and Continuing Lender shall have the Applicable Percentage, Elected Commitment and Maximum Credit Amount set forth for such New and Continuing Lender on Annex I attached to this Second Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto, the “Amended and Restated Annex I”); and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement and the other Loan Documents and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”; and the sales and assignments and purchases and assumptions of the Assigned Interests described in this clause (b) being referred to herein collectively as the “Assignment and Reallocation”). Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Section 3, without representation or warranty by any Assignor. On the Second Amendment Effective Date, after giving effect to the Assignment and Reallocation, the New Lender shall become a party to the Credit Agreement, as amended by this Second Amendment, as a “Lender” and shall have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents. Each of the Administrative Agent, the Issuing Bank, each Existing Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation, including the New Lender’s acquisition of an interest in the Aggregate Elected Commitment Amounts and the Aggregate Maximum Credit Amounts. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have sold and assigned its Assigned Interest and each New and Continuing Lender shall be deemed to have acquired such Assigned Interest pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit H to the Credit Agreement (the “Assignment Agreement”), as if each Lender had executed such Assignment Agreement with respect to such Assigned Interest, pursuant to which (i) each New and Continuing Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Second Amendment Effective Date as defined herein. On the Second Amendment Effective Date, after giving effect to the Assignment and Reallocation, the Administrative Agent shall take the actions specified in Section 12.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding anything to the contrary in Section 12.04(b)(ii)(D), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.
Section 4.
Conditions of Effectiveness. This Second Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Second Amendment Effective Date”):
4.1
Second Amendment. The Administrative Agent shall have received from the Parent, the General Partner, the Borrower, the Guarantors and the Lenders (including the New Lender), counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.
4.2
Payment of Outstanding Invoices. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Second Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3
Second Amendment Acquisition Closing. The Second Amendment Acquisition shall have been (or contemporaneously with the Second Amendment Effective Date shall be) consummated in accordance with the terms of the Second Amendment Acquisition Documents without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (in their capacities as such) without the written consent of the Lenders, and in connection therewith the Borrower (and/or one or more of its Restricted Subsidiaries) shall have acquired (directly or indirectly) all of the Proved Oil and Gas Properties evaluated in the Second Amendment Reserve Report.
4.4
Acquisition Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, certifying that (i) the Second Amendment Acquisition has been consummated in accordance with applicable law and the terms of the Second Amendment Acquisition Documents without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (in their capacities as such), (ii) the Borrower (and/or one or more of its Restricted Subsidiaries) has acquired (directly or indirectly) all of the Proved Oil and Gas Properties evaluated in the Second Amendment Reserve Report; and (iii) true and complete executed copies of the Second Amendment Acquisition Documents have been delivered to the Administrative Agent (together with all amendments, supplements, waivers or consents with respect to any provision thereof).
4.5
Releases. The Administrative Agent shall have received (a) evidence satisfactory to it that all Liens on the Second Amendment Acquisition Properties (provided that Liens permitted under Section 9.03 may exist) have been released or terminated, subject only to the filing of applicable terminations, releases or assignments and (b) duly executed recordable releases and terminations with respect thereto, in form and substance reasonably satisfactory to the Administrative Agent.
4.6
Environmental Condition. The Administrative Agent shall be satisfied with the environmental condition of the Second Amendment Acquisition Properties.
4.7
Hedging. The Administrative Agent shall have received evidence reasonably satisfactory to it that, after giving effect to the consummation of the Second Amendment Acquisition and any Borrowings on the Second Amendment Effective Date, the Borrower is in compliance with Section 8.20 of the Credit Agreement on the Second Amendment Effective Date, and for purposes of this Section 4.8, (a) the Second Amendment Effective Date shall be deemed to be a Minimum Hedging Requirement Date and (b) each reference therein to “the most recently delivered Reserve Report” shall be deemed to be a reference to “the Second Amendment Reserve Report and the most recently delivered Reserve Report (on a combined basis)”.
4.8
Second Amendment Reserve Report. The Administrative Agent shall have received the Second Amendment Reserve Report.

4.9
No Default. After giving effect to the terms of this Second Amendment, no Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.
4.10
KYC. The Administrative Agent shall have received from the Credit Parties at least three (3) Business Days prior to the Second Amendment Effective Date, to the extent reasonably requested in writing by the Lenders or the Administrative Agent at least ten (10) Business Days prior to the Second Amendment Effective Date, (i) all documentation and other information that they reasonably determine is required by regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, including the Patriot Act and the Beneficial Ownership Regulation and (ii) a Beneficial Ownership Certification.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.
Post-Closing Covenants. Within thirty (30) days of the Second Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall satisfy each of the following requirements:
5.1
Lien Search Results. The Borrower shall deliver to the Administrative Agent appropriate UCC search certificates reflecting no prior Liens encumbering the Second Amendment Acquisition Properties in each jurisdiction requested by the Administrative Agent, other than those being assigned or released on or prior to the Second Amendment Effective Date or Liens permitted by Section 9.03 of the Credit Agreement.
5.2
Promissory Notes. The Borrower shall deliver duly executed Notes payable to each Lender requesting a Note on the Second Amendment Effective Date, if any, in a principal amount equal to its Maximum Credit Amount dated as of the Second Amendment Effective Date.
5.3
Mortgages. The Borrower shall deliver to the Administrative Agent duly executed and notarized Mortgages and/or supplements to existing Mortgages (with appropriate acknowledgements and in sufficient counterparts for recordation) in form and substance reasonably satisfactory to the Administrative Agent that will, when properly recorded (or when the applicable financing statements related thereto are properly filed or such other actions needed to perfect are taken) create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) through (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on Oil and Gas Properties representing at least 90% of the PV-9 of the Proved Oil and Gas Properties evaluated by the Second Amendment Reserve Report and the most recently delivered Reserve Report (on a combined basis).
5.4
Title Information. The Borrower shall deliver to the Administrative Agent, together with title information previously delivered to the Administrative Agent, title information in form and substance reasonably acceptable to the Administrative Agent, setting forth the status of title to at least 90% of the PV-9 of the Proved Oil and Gas Properties evaluated by the Second

Amendment Reserve Report and the most recently delivered Reserve Report (on a combined basis).

The failure by the Borrower to comply with any of the requirements of this Section 5 of this Second Amendment shall constitute an immediate Event of Default.

Section 6.
Miscellaneous.
6.1
Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the Second Amendment Effective Date.
6.2
Ratification and Affirmation; Representations and Warranties. Each of the Parent, the General Partner, and the Obligors hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Second Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except to the extent any such representations and warranties (A) are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date or (B) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties shall be true and correct in all respects) and (ii) no Default or Event of Default has occurred and is continuing.
6.3
Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Second Amendment. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Second Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.
6.4
NO ORAL AGREEMENT. This Second Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Second Amendment and the other Loan Documents represent the final agreement WITH RESPECT TO THE SUBJECT MATTER CONTAINED HEREIN AND THEREIN among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
6.5
GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.6
Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
6.7
Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

6.8
Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.9
Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	WhiteHawk Income Operating Partnership L.P., a Delaware limited partnership By: WhiteHawk Income OP GP LLC, its general partner

By: /s/ Jeffrey Slotterback__________ Name: Jeffrey Slotterback Title: Chief Financial Officer and Secretary

PARENT:	WhiteHawk MINERALS CORP. (formerly known as WhiteHawk Income CORPORATION), a Delaware corporation

By: /s/ Jeffrey Slotterback_________ Name: Jeffrey Slotterback Title: Chief Financial Officer and Secretary

GENERAL PARTNER:	WhiteHawk Income OP GP LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback_________ Name: Jeffrey Slotterback Title: Chief Financial Officer and Secretary

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

GUARANTORS: WHITEHAWK MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback___________

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

WHITEHAWK ENERGY SERVICES, LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback___________

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

WHITEHAWK VF LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback___________

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

WHITEHAWK INCOME MARCELLUS LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback__________

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

WHITEHAWK ACQUISITION, LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback__________

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

WHITEHAWK INCOME HAYNESVILLE LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback__________

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

PHX MINERALS LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback__________

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT, ISSUING BANK AND A LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By: /s/ David Lee Garza Name: David Lee Garza Title: Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Elizabeth Johnson Name: Beth Johnson Title: Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER:	FLAGSTAR BANK, N.A., as a Lender By: /s/ Madison Allred Name: Madison Allred Title: Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Dalton Harris Name: Dalton Harris Title: Authorized Officer

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER:	TRUIST BANK, as a Lender By: /s/ Joe Cooper Name: Joe Cooper Title: Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

LENDER:	EAST WEST BANK, as a Lender By: /s/ Aaron Sizemore Name: Aaron Sizemore Title: Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Annex I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

(as of the Second Amendment Effective Date)

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Capital One, National Association	20.000000000%	$35,000,000.00	$100,000,000.00
U.S. Bank National Association	20.000000000%	$35,000,000.00	$100,000,000.00
Flagstar Bank, N.A.	17.142857143%	$30,000,000.00	$85,714,285.71
JPMorgan Chase Bank, N.A.	17.142857143%	$30,000,000.00	$85,714,285.71
Truist Bank	17.142857143%	$30,000,000.00	$85,714,285.71
East West Bank	8.571428571%	$15,000,000.00	$42,857,142.87
TOTAL	100.000000000%	$175,000,000.00	$500,000,000.00